UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street, Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 274-2200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2010, Altria Group, Inc. (the “Company”) announced that the following persons have been elected to the following positions effective January 1, 2011:

•	David R. Beran, age 56, who currently serves as Executive Vice President and Chief Financial Officer, will become Vice Chairman of the Company, responsible for Business Operations.

•

Martin J. Barrington, age 57, who currently serves as Executive Vice President and Chief Compliance and Administrative Officer, will become Vice Chairman of the Company, responsible for Innovation, Public Affairs, Human Resources and Compliance.

•	Howard J. Willard, age 47, who currently serves as Executive Vice President, Strategy and Business Development, will become Executive Vice President and Chief Financial Officer of the Company.

All of the above-mentioned officers have been employed by the Company or its subsidiaries in various capacities during the past five years.

All executive officers listed above participate in the same compensation programs as our named executive officers, as more fully described under “Compensation Discussion and Analysis” of the Company’s Proxy Statement relating to its 2010 Annual Meeting of Shareholders, as filed with the SEC on April 9, 2010 (the “Proxy Statement”) (such description is incorporated herein by reference).

In connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Willard will be promoted to salary band B and his base salary will increase from $520,000 to $600,000. In addition, his target payouts for annual incentive awards, long-term incentive awards and equity awards will be adjusted to salary band B levels as described in the “Compensation Discussion and Analysis” section of the Company’s Proxy Statement (such description is incorporated herein by reference).

In connection with the foregoing, Altria Group, Inc. issued a press release attached hereto as Exhibit 99.1 and incorporated herein by reference in its entirety.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the officer appointments described in Item 5.02 of this Current Report on Form 8-K, on December 15, 2010, the Board of Directors of the Company amended certain provisions of its Amended and Restated By-Laws, effective immediately.

The amendments described above to the Company’s Amended and Restated By-Laws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amendments to Altria Group, Inc. Amended and Restated By-Laws effective December 15, 2010.

99.1	Altria Group, Inc. Press Release, dated December 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/S/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Corporate Secretary and
Senior Assistant General Counsel

DATE: December 15, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendments to Altria Group, Inc. Amended and Restated By-Laws effective December 15, 2010.

99.1	Altria Group, Inc. Press Release, dated December 15, 2010.